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                             Penn Series Funds, Inc.
                          Supplement dated May 29, 2002
               to the Statement of Additional Information ("SAI")
                                dated May 1, 2002

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.
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Under the caption "Money Market Fund" on page 4 of the SAI the following should replace the first paragraph:

         Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

Under the caption "Mid Cap Value Fund" on page 10 of the SAI the following should replace the stated paragraph:

         The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.
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Under the caption "International Equity Fund" on page 11 of the SAI the following should replace the first paragraph:

         Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.


               Please retain this supplement for future reference.